                            SCHEDULE 14A INFORMATION
                 REVOCATION STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement (Revocation of Consent Statement) / / Confidential, for Use of the Commission Only (as permitted by
     Rule 14s-6(e)(2))
/ / Definitive Proxy Statement (Revocation of Consent Statement) /x/ Definitive Additional Materials
/x/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14s-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transactions:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            Washington Mutual, Inc.

                          [LOGO]  Merger With  [LOGO]

                      Great Western Financial Corporation

                          HIGH GROWTH CONSUMER BANKING

                                   March 1997

FORWARD-LOOKING INFORMATION
--------------------------------------------------------------------------------

This presentation contains estimates of future operating results for 1997, 1998 and 1999 for both Washington Mutual, Inc. and Great Western Financial Corporation on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in WAMU's Current Report on Form 8-K dated March 6, 1997, and its Registration Statement on Form S-4, Registration No. 333-23221, as filed with the Securities and Exchange Commission, to which reference is hereby made.

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                    2               GREAT WESTERN [LOGO]

Transaction Summary
--------------------------------------------------------------------------------
        Fixed Exchange Ratio:           0.9x

        Implied Value Per GWF Share:    $47.93(a)

        Caps/Collars:                   None

        Consideration:                  100% common stock

        Accounting/Tax Treatment:       Pooling of interests/Tax-free exchange

        Assumed Closing:                3rd Quarter 1997

        Board Composition:              Four GWF Directors to join WAMU Board

        Termination Fee:                Up to $175 million plus expenses

(a) Based on WAMU closing stock price of $53.25 on 3/5/97, the day prior to the announcement. Implied value is $45.11 based on WAMU closing stock price of $50.125 on 3/21/97
--------------------------------------------------------------------------------
[LOGO] Washington Mutual              3                    GREAT WESTERN [LOGO]

Combination Creates Strength and Scale
--------------------------------------------------------------------------------
($ in billions)

                                                     At 12/31/96
                                        --------------------------------------
                                          WAMU           GWF          Combined
                                        --------       --------       --------

Assets                                    $44.6         $42.9           $87.0

Deposits                                  $24.1         $28.6           $52.7

Market Capitalization at 3/5/97           $ 6.3         $ 6.2           $12.9

Banking and Lending Offices                 557           571           1,028

Consumer Finance Offices                     --           502             502

Households (mm)                             1.4           2.7             4.1

Mutual Funds Under Management             $ 1.4         $ 3.4           $ 4.8

1996 Single Family Mortgage
  Originations                            $10.0         $ 6.1           $16.1

1996 Total Loan Originations              $13.5         $ 8.5           $22.1
--------------------------------------------------------------------------------
[LOGO] Washington Mutual               4                    GREAT WESTERN [LOGO]

BENEFITS OF THE TRANSACTION
--------------------------------------------------------------------------------
CREATES SHAREHOLDER VALUE
- EPS accretion and accelerated earnings growth
- Strong, low risk balance sheet

PREMIER CONSUMER BANKING FRANCHISE
- Geographically diversified West Coast powerhouse
- National mortgage and consumer finance franchises

LOW RISK EXECUTION
- Strong management team with proven track record
- Thorough due diligence and business plan formulation
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                 5                  GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------



                                    CREATES

                               SHAREHOLDER VALUE



--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                  GREAT WESTERN[LOGO]

TESTED ASSUMPTIONS -- ATTRACTIVE RETURNS
-------------------------------------------------------------------------------

          Assumptions                                        Results
------------------------------                   ------------------------------

- Cost savings of $340                          - Double digit accretion
  million in 1999                                 in 1999

- Additional fee income           [ARROW]       - Strong operating
  of $88 million in 1999                          fundamentals

- Surplus capital                               - Maintains solid capital
  supports increased loan                         levels and flexibility
  retention
                                                - Strong NPA, loss
                                                  reserve ratios

-------------------------------------------------------------------------------

[LOGO] Washington Mutual               7                   GREAT WESTERN [LOGO]

EPS ACCRETION BASED ON DUE
DILIGENCED ASSUMPTIONS
--------------------------------------------------------------------------------

($ in millions, except per share data)          1997P      1998P      1999P
                                                -----      -----      -----
WAMU Estimated Net Income(a)                     $471       $556       $623
GWF Estimated Net Income(a)                       397        434        470
                                                -----     ------     ------
  Total Estimated Net Income                      868        990      1,093
  Net Income Available to Common                  847        987      1,093
Cost Savings                                        9        125        204
Fee Income Opportunities                            0         36         53
Earnings from Retained Capital and Loans            0         68        148
                                                -----     ------     ------
  Estimated Combined Net Income                  $856     $1,216     $1,497
                                                =====     ======     ======
Stand Alone EPS                                 $3.84      $4.58      $5.13
Estimated Combined EPS(b)                                  $4.81      $5.90
  % Accretion to First Call                                 5.0%      15.0%
  % EPS Growth                                             25.3%      22.7%

(a) First Call estimates for 1997 and 1998 before preferred dividends. 1999 estimates based on IBES growth rate of 12% and 10.5% for WAMU and GWF.
(b) Based on 252.1mm pro forma shares outstanding in 1997, 253.1mm in 1998, and 253.8mm in 1999. EPS figures include 9.1mm GWF option shares. EPS accretion using option shares under the treasury stock method would be 6.3% and 16.6% in 1998 and 1999.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual            8                   GREAT WESTERN [LOGO]

COST SAVINGS BREAKDOWN
--------------------------------------------------------------------------------

($ in millions)                              1998                    1999
                                      ------------------      ------------------
                                               % of GWF                % of GWF
                                      Amount  Op. Exp(a)      Amount  Op. Exp(a)
                                      ------  ----------      ------  ----------
Administration/Finance                  $52      41%            $65      51%
Lending                                  15      11              69      49
Corporate Operations                     56      25              96      43
Retail Banking                           77      21              99      27
Subsidiaries                              8       5              11       7
                                       ----                    ----
  Total Pretax Cost Savings            $208                    $340
  Aftertax Cost Savings                $125                    $204
Pretax Cost Savings as a % of:
  GWF Net Operating Expenses(b)              23%                     38%
  Combined 1997 G&A(c)                       13%                     21%

(a) Based on GWF budgeted 1997 gross operating expenses
(b) Net operating expenses are net of loan origination costs which are deferred and amortized over the life of the loans and various reimbursable costs
(c) 1997 G&A net expense base of $900mm for GWF and $745mm for WAMU based on sampling of analyst reports
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               9                   GREAT WESTERN [LOGO]

CONFIDENCE IN EXECUTION
--------------------------------------------------------------------------------

/ /     Unique experience as an acquiror (22 transactions)

/ /     Integration plan is underway

/ /     Deposit/mortgage servicing systems are the same

/ /     Network infrastructure is the same

/ /     WAMU partnerships with:
        o       IBM
        o       EDS
        o       ALLTEL

/ /     Track record of fully integrating within 6 months of close
-------------------------------------------------------------------------------
[LOGO] Washington Mutual              10                   GREAT WESTERN [LOGO]

COST SAVINGS BREAKDOWN
--------------------------------------------------------------------------------
($ in millions)

                                                                           1999
                                                                          Savings
                                                                          -------
CORPORATE ADMINISTRATION/FINANCE

-   Consolidation of duplicate functions/premises
    -    Corporate properties                                               $16
    -    Executive management                                                 7
    -    Corporate administrative staff                                      42
                                                                            ---
                                                                            $65
                                                                            ===

LENDING

-   Loan office consolidations (approximately 100) and alignment of GWF's
    loan origination cost structure with WAMU's                             $52

-   Reduced servicing cost per loan                                          17
                                                                            ---
                                                                            $69
                                                                            ===

--------------------------------------------------------------------------------
[LOGO]Washington Mutual                          11          GREAT WESTERN[LOGO]

COST SAVINGS BREAKDOWN
--------------------------------------------------------------------------------
($ in millions)

                                                                           1999
                                                                          Savings
                                                                          -------

CORPORATE OPERATIONS
-    Consolidation and implementation of WAMU technology platform           $50
-    Align GWF's cost of branch operations/economies of scale                26
-    Lower loan origination support and credit administration costs          20
                                                                            ---
                                                                            $96
                                                                            ===

CORPORATE MARKETING/RETAIL BANK
-    Retail branch consolidation (approximately 100)                        $50
-    Advertising synergies                                                   25
-    Duplicate staff functions                                               24
                                                                            ---
                                                                            $99
                                                                            ===

--------------------------------------------------------------------------------
[LOGO]Washington Mutual                        12          GREAT WESTERN[LOGO]

MERGER-RELATED CHARGES
FACILITATE COST SAVINGS
-------------------------------------------------------------------------------

($ in millions)

                Additional Loan Loss Reserves           $100

                Severance and Management Payments        145

                Facilities and Equipment                 106

                Other Expenses                            92
                                                        ----
                  Total Expenses                        $443

                Tax Effect                              (125)
                                                        ----
                  Aftertax Expenses                     $318
                                                        ====
-------------------------------------------------------------------------------

[LOGO] Washinton Mutual              13                  GREAT WESTERN [LOGO]

CONSUMER BANKING FEE INCOME OPPORTUNITIES
--------------------------------------------------------------------------------

($ in millions)



                                                        1998            1999
                                                        ----            ----
  Checking fee parity with WAMU fees
        (existing accounts)                             $13             $13

  Implementation of WAMU free checking
        (new accounts) and cross-selling
        of related products                              30              52

  Improved sales/fees in securities
        subsidiaries                                     13              16

  Enhanced fees from expanded loan production             4               7
                                                        ---             ---

                Total Pretax                            $60             $88

                Total Aftertax                          $36             $53

--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                  GREAT WESTERN [LOGO]

NET INTEREST INCOME GROWTH
--------------------------------------------------------------------------------

- Earnings retention results in strong capital growth

- Strong historical and projected loan originations support net loan growth

- Margin assumptions are conservative relative to current lending spreads:

        - Adjusted for origination, servicing and credit costs

        - Wholesale match-funding assumed to neutralize interest rate risk

- Result: net interest income grows from retaining loans at reasonable margins

--------------------------------------------------------------------------------

[LOGO]Washington Mutual                15                 GREAT WESTERN [LOGO]

STRONG CAPITAL GENERATION AND GROWTH POTENTIAL
--------------------------------------------------------------------------------

($ in millions)


                                12/31/96        1997P       1998P       1999P
                                --------        -----       -----       -----
Beginning Combined Common
  Equity                                       $4,710      $5,026      $5,926

Pro Forma Net Income                              856       1,216       1,497

Aftertax Restructuring Charge                    (318)         --          --

Common Dividends @ 26% Payout                    (223)       (316)       (389)
                                ------         ------      ------      ------

  Ending Combined Common
    Equity                      $4,710         $5,026      $5,926      $7,034
                                ======         ======      ======      ======

Excess Common Equity Above 5%
  Common Equity/Assets Ratio
  Assuming the Following
  Asset Growth Rate(a):   8%                     $305        $827      $1,527
                         10%                      217         636       1,215
                         12%                      130         442         892
                         14%                       42         245         557



(a) Annual growth from 12/31/96 pro forma total assets of $87.4 billion

--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

Strong Originations Drive Net Loan Growth
--------------------------------------------------------------------------------
($ in billions)

                            TOTAL LOAN ORIGINATIONS
                                  [BAR GRAPH]

                                                        WAMU & GWF
                WAMU        GWF     WAMU & GWF      Paydowns/Prepayments
                ----       -----    ----------      --------------------
1994..........   9.3       $10.3      $19.6         $10.0
1995..........   9.4         9.7       19.1           8.6
1996..........  13.6         8.5       22.1          11.4

                              NET ORIGINATIONS(a)
                                  [BAR GRAPH]


                WAMU     GWF    WAMU & GWF
                -----   -----   ----------
1994..........  $5.6    $3.1    $ 8.7
1995..........   6.5     3.4      9.9
1996..........   9.2     0.9     10.1

(a) Total originations net of prepayments and paydowns excluding loan sales

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                17                  GREAT WESTERN [LOGO]

1996 WAMU/ASB Loan Spreads
----------------------------------------------------------------------------

                                        % of            Net Spread to
                                   Resi/Consumer          Wholesale
                                    Production        Matched Funding(a)
                                   -------------      ------------------
Residential Mortgage
        Fixed Rate                      28%                  1.15%
        COFI ARM's                      36                   1.35
        Treasury ARM's                  12                   1.71
        Multifamily                      4                   2.57
        Construction - Custom            6                   1.91
        Construction - Spec.             4                   5.54

Consumer
        Home Equity                      5                   2.48%
        Mfd Housing                      3                   1.61
        Other                            2                   3.24
                                       ---
          Total                        100%                  1.69%(b)


(a) Net spread after deducting origination, servicing and credit costs
(b) Equivalent margin estimated to be 15-30 bps higher depending on capital allocation
----------------------------------------------------------------------------
[LOGO]  Washington Mutual                               GREAT WESTERN [LOGO]

LOAN RETENTION DRIVES GROWTH IN
NET INTEREST INCOME
--------------------------------------------------------------------------------
($ in millions)

                                        1997P           1998P           1999P
                                       -------         -------         -------
Combined Net Loan Growth
  (Street Expectations)(a)              $3,500         $ 3,600         $ 3,800

Additional Net Loan Growth               3,100           7,400           7,600
                                        ------         -------         -------

  Total Net Loan Growth                 $6,600         $11,000         $11,400

Cumulative Average Additional Net Loan
  Growth (Above Street Expectations)(b)                $ 6,800         $14,300

Pretax Margin(c)                                          1.66%           1.72%
                                                       -------         -------

Incremental Net Interest Income                        $   113         $   246

Aftertax Incremental Net Interest Income               $    68         $   148

(a) Assumes 4% loan growth of combined companies
(b) Equals 100% of prior years and 50% of current year
(c) Net of estimated provision for loan losses and associated operating expenses. Equivalent pretax interest spread estimated to be approximately 150bps
--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

Strong Asset Quality and Reserves
----------------------------------------------------------------------------
($ in millions)



                                         At December 31, 1996
                        ---------------------------------------------------------
                        WAMU            GWF             Adjustments     Pro Forma
                        ----            ---             -----------     ---------

Non-Performing          $226            $352                -             $578
Loans(a)

Real Estate Owned        103             120                -              223
                        ----            ----                              ----
    NPAs                $329            $472                -             $801
                        ====            ====                              ====

NPAs/Assets             0.74%           1.10%               -             0.92%

Loan Loss Reserves      $363            $314              $100            $777

Reserves/NPLs(a)         161%             89%               -              134%

(a) Excluding restructured loans
---------------------------------------------------------------------------------
[LOGO] Washington Mutual                                     GREAT WESTERN [LOGO]


--------------------------------------------------------------------------------


                                PREMIER CONSUMER
                               BANKING FRANCHISE


--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

STRONG WEST COAST AND FLORIDA FRANCHISES
--------------------------------------------------------------------------------


[MAPS OF THE WESTERN UNITED STATES AND FLORIDA SHOWING BRANCH LOCATIONS]



                        Deposits        Banking         Deposit
   State                ($B)(a)         Locations       Share           Rank
------------            --------        ---------       -------         ----
California              $34.6           562              9.2%            3
Washington                8.1           189             15.4%            2
Oregon                    2.8           135             10.0%            3
Florida                   7.1           140              4.0%            5
Other States              0.6            20              NA             NA




Source: SNL Securities
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                 22                 GREAT WESTERN [LOGO]

NATIONAL CONSUMER ORIGINATION FRANCHISE
--------------------------------------------------------------------------------


[MAP OF THE UNITED STATES SHOWING MORTGAGE LOAN OFFICES
 AND CONSUMER FINANCE LOCATIONS]


                        Mortgage        Consumer
                        Loan            Finance
   State                Offices         Locations
------------            --------        ---------
California              107              28
Washington               30               0
Oregon                   13               0
Florida                  20              35
Other States            123             439
                        ---             ---
  Total                 293             502
                        ===             ===


Great Western:
Black Box     - Retail Mortgage
Black Star    - Wholesale Mortgage
Outlined Box  - Aristar

Washington Mutual:
Bullet - Mortgage Loan Offices
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                 23                 GREAT WESTERN [LOGO]

SINGLE FAMILY MORTGAGE LENDING LEADERSHIP
-------------------------------------------------------------------------------

         CALIFORNIA(a)

[BAR GRAPH]

BAC..........................8.8%
WAMU/GWF.....................6.7%   (WAMU = 4.8%, GWF = 1.9%)
GDW..........................3.0%
NOB..........................2.8%
AHM..........................2.7%

           WASHINGTON(b)

[BAR GRAPH]

WAMU/GWF....................16.5%  (WAMU = 14.6%, GWF = 1.8%)
NOB......................... 6.5%
BAC......................... 4.0%
MEL......................... 2.0%
CCR......................... 1.9%

(a) Source: TRW Redi for year ended 12/31/96
(b) Source: RMS Information Services for year ended 12/31/96

-------------------------------------------------------------------------------
[LOGO]  Washington Mutual            24                   GREAT WESTERN [LOGO]

SINGLE FAMILY MORTGAGE LENDING LEADERSHIP
-------------------------------------------------------------------------------

             OREGON(a)

[BAR GRAPH]

WAMU/GWF.....................11.4%   (WAMU=10.1%, GWF=1.3%)
NOB.......................... 5.9%
BAC.......................... 4.7%
MEL.......................... 3.2%
Premier Mortgage............. 2.5%

           WEST COAST ORIGINATIONS ($ B)(b)

[BAR GRAPH]

WAMU/GWF.....................$11.8   (WAMU=$9.1, GWF=$2.7)
BAC..........................$11.4
NOB..........................$ 4.9
GDW..........................$ 3.6
AHM..........................$ 3.2

(a) Source: RMS Information Services for year ended 12/31/96
(b) Source: RMS Information Services and TRW Redi for year ended 12/31/96

-------------------------------------------------------------------------------
[LOGO]  Washington Mutual               25                  GREAT WESTERN [LOGO]

STRONG BUSINESS LINE FIT
-------------------------------------------------------------------------------

-- CONSUMER LOAN PRODUCTS
   - Home Equity               [WASHINGTON MUTUAL LOGO]
   - Consumer Finance                                    [GREAT WESTERN LOGO]
   - Manufactured Housing      [WASHINGTON MUTUAL LOGO]
   - Auto/Other                [WASHINGTON MUTUAL LOGO]

-- NON-BANKING SERVICES
   - Mutual Funds              [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Annuities                 [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Securities Brokerage      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Credit Insurance          [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]

-- BUSINESS BANKING PRODUCTS
   - Small Business Lending                              [GREAT WESTERN LOGO]
   - Business Checking                                   [GREAT WESTERN LOGO]
   - Community Banking         [WASHINGTON MUTUAL LOGO]

-- RETAIL BANKING PRODUCTS
   - Transaction Accounts      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Certificates/Savings      [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]

-- MORTGAGE LENDING
   - Single Family             [WASHINGTON MUTUAL LOGO]  [GREAT WESTERN LOGO]
   - Residential Construction  [WASHINGTON MUTUAL LOGO]
   - Multi-Family              [WASHINGTON MUTUAL LOGO]
-------------------------------------------------------------------------------
[LOGO]  Washington Mutual              26                  GREAT WESTERN [LOGO]

------------------------------------------------------------------------------



                              Washington Mutual's
                                  Positioning




-------------------------------------------------------------------------------
[LOGO]  Washington Mutual                                 GREAT WESTERN [LOGO]

                                 Evolution of a
                            Super-Regional Franchise

-------------------------------------------------------------------------------



                       [MAP OF THE WESTERN UNITED STATES]

                                    1987(a)

                        Assets                 $5.7B
                        Loans                   3.0B
                        Deposits                3.5B
                        Equity                316.9mm
                        Stock Price             6.28
                        Market Capitalization 390.0mm


                       [MAP OF THE WESTERN UNITED STATES]


                                    1996(a)

                        Assets                $44.6B
                        Loans                  30.3B
                        Deposits               24.1B
                        Equity                  2.4B
                        Stock Price            43.31
                        Market Capitalization   5.1B

(a) As of and for the latest twelve months ended 12/31/87 and 12/31/96

-------------------------------------------------------------------------------
[LOGO]  Washington Mutual                                 GREAT WESTERN [LOGO]

AMERICAN'S INTEGRATION IS WELL UNDERWAY
--------------------------------------------------------------------------------

-    Closed transaction on time

-    Integration on schedule

-    Effectively capitalizing on product opportunities with ASB customers

-    Consumer banking strategy showing clear signs of success
     - 16,000 net new checking accounts opened in first two months of 1997 (compares to net account loss in first two months of 1996)
     -    Majority of accounts opened represent new households

-    Strengthening of senior and middle management

--------------------------------------------------------------------------------
[LOGO] Washington Mutual               29                   GREAT WESTERN [LOGO]

FRANCHISE POTENTIAL OF AMERICAN
------------------------------------------------------------------------------
($ in millions)

                                  [BAR GRAPH]

                                Consumer Lending
                              (CAGRs: 7.3%, -2.4%)
                                      WAMU    WAMU & American
                                      ----    ---------------
                          1993       $  957       $  980
                          1994       $  998       $1,054
                          1995       $  968       $  997
                          1996       $1,268       $1,289

                              Depositor Fee Income
                             (CAGRs: 52.4%, 10.4%)
                                      WAMU     WAMU & American
                                      ----     ---------------
                          1993         $22         $ 40
                          1994         $29         $ 45
                          1995         $58         $ 79
                          1996         $79         $103

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               30                  GREAT WESTERN [LOGO]

FRANCHISE POTENTIAL OF AMERICAN
------------------------------------------------------------------------------
(in thousands)

                                  [BAR GRAPH]

                            Retail Checking Accounts
                              (CAGRs: 22.6%, 2.3%)
                                      WAMU  WAMU & American
                                      ----  ---------------
                          1993        330       569
                          1994        394       611
                          1995        489       744
                          1996        608       864

                               Households Served
                              (CAGRs: 10.0%, 2.7%)
                                      WAMU  WAMU & American
                                      ----  ---------------
                          1993        623      1,170
                          1994        653      1,197
                          1995        737      1,323
                          1996        830      1,423

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               31                  GREAT WESTERN [LOGO]

STOCK MARKET OUTPERFORMANCE
-------------------------------------------------------------------------------
4/1/90 - 12/31/96 COMPARATIVE RETURN(a)

                                  [BAR GRAPH]

                              WAMU ......... 34.0%
                              NOB .......... 28.5%
                              CCI .......... 28.4%
                              WFC .......... 26.2%
                              BAC .......... 24.5%
                              KEY .......... 23.8%
                              USBC ......... 21.5%
                              NB ........... 18.8%
                              ONE .......... 18.6%
                              S&P .......... 15.5%
                              AHM .......... 14.7%
                              GWF .......... 14.2%
                              GDW .......... 14.0%
                              WFSL ......... 13.9%

Source: Bloomberg
(a) Total return assumes reinvestment of dividends
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               32                  GREAT WESTERN [LOGO]

A COMPELLING VALUATION
--------------------------------------------------------------------------------

                                                1997P      1998P      1999P
                                                -----      -----      -----
EPS Estimates Before Great Western(a)           $3.84     $4.58      $5.13

  P/E Multiple(b)                                13.1x     10.9x       9.8x

EPS with Great Western                                    $4.81      $5.90

  P/E Multiple(b)                                          10.4x       8.5x

(a) First Call estimates for 1997 and 1998. 1999 based on IBES growth rate of
    12%
(b) Based on closing stock price of $50.125 on 3/21/97
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               33                  GREAT WESTERN [LOGO]

-----------------------------------------------------------------------------


                             A Superior Alternative



-----------------------------------------------------------------------------
[LOGO]  Washington Mutual                                GREAT WESTERN [LOGO]

-----------------------------------------------------------------------------


                             Ahmanson's Projections
                             Are Overly-Aggressive


------------------------------------------------------------------------------
[LOGO] Washington Mutual                                GREAT WESTERN [LOGO]

AHMANSON'S PROJECTIONS ARE OVERLY-AGGRESSIVE
--------------------------------------------------------------------------------

-    Aggressive leverage driven by $2.8 billion in share repurchases through
     1999

     -    Ahmanson proposal is really an LBO of Great Western

     - Ahmanson's pro forma projections are based on capital ratios nearly 50% lower than GWF's and WAMU's

     - Ahmanson is presently the worst-capitalized thrift in the nation(a) and under its stock buyback projections, its capital ratios would further deteriorate

- Ahmanson's revised share repurchase of $2.8 billion described in its March 19, 1997 press release exceeds its pro forma cash generated to repurchase common stock by approximately $650 million through 1999.

(a) Based on consolidated tangible common equity to tangible assets ratio for all publicly-traded thrift holding companies with market capitalizations greater than $150 million and total assets greater than $1.0 billion at December 31, 1996.

--------------------------------------------------------------------------------
[LOGO]Washington Mutual                    36                GREAT WESTERN[LOGO]

Ahmanson's Share Repurchase Plans --
What's the Story?
-------------------------------------------------------------------------------

February 18

-  "Repurchasing over $2 billion of common through 1999"

   -  Ahmanson investor presentation, page 38, dated February 18, 1997

- ". . . Ahmanson [expects] to repurchase shares of Ahmanson common stock having an aggregate market value of approximately $2 billion over the nine
                                       ------------------------
   fiscal quarters beginning October 1, 1997."

   - Ahmanson Joint Proxy Statement/Prospectus, page 22, dated February 18, 1997 and reaffirmed in its Amendment No. 1 dated March 18, 1997

March 19

- "Ahmanson assumes $2.8 billion -- not $2 billion -- in share repurchases. . ."

   -  Ahmanson press release dated March 19, 1997

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               37                  GREAT WESTERN [LOGO]

AHMANSON'S SHARE REPURCHASE PLANS --
WHAT'S THE STORY?
--------------------------------------------------------------------------------

Conclusions
-----------

- Ahmanson's original per share repurchase price was unreasonably low. In order to increase the per share repurchase price and still make the numbers work they had to either (i) reduce the aggregate number of shares repurchased, or
  (ii) increase the aggregate dollar amount of the share repurchase. The former would result in lower pro forma earnings per share, the latter would result in reduced capital levels; Ahmanson elected the latter.

- By our calculations, based on Ahmanson's revised proposal, $2.8 billion in share repurchases will reduce Ahmanson's already low tangible common equity by over $650 million by the end of 1999.

- This implies a tangible common equity to tangible assets ratio of about 2.77% by the end of 1999 -- a capital level that is imprudent and the worst among
                                                ---------     --- -----
  thrifts(a).

(a) Based on consolidated tangible common equity to tangible assets ratio for all publicly-traded thrift holding companies with market capitalizations greater than $150 million and total assets greater than $1.0 billion at December 31, 1996.

--------------------------------------------------------------------------------

[LOGO]  Washington Mutual             38                   GREAT WESTERN  [LOGO]

UNREALISTICALLY LOW SHARE REPURCHASE PRICE
-------------------------------------------------------------------------------
($ in millions, except per share amounts)

                                              1997E       1998E        1999E
                                           ----------   ----------   ----------
Cash Generated to Buy Back Common(a)         $  258      $  866       $  916

Average Shares Outstanding (millions)(a)      147.8       241.2        219.6

Implied # Shares Repurchased (millions)(b)      7.5        22.9         20.3

Implied Repurchase Price(c)                  $34.47      $37.79       $45.16
    Current Year P/E Multiple (d)              12.2x       11.4x        11.0x

(a) From Ahmanson's analyst presentation dated February 18, 1997.
(b) Number of shares that must be repurchased in order to match Ahmanson's projected average share amount. See Appendix for further details.
(c) "Cash Generated to Buy Back Common" divided by "Implied # Shares
    Repurchased"
(d) Based on market data as of February 14, 1997, Ahmanson's 1996 P/E ratio is 17.5x (based on recurring EPS of $2.31) and its 1997E P/E ratio is 13.7x (based on First Call EPS of $2.96)
-------------------------------------------------------------------------------

[LOGO] Washington Mutual                                   [LOGO] GREAT WESTERN

SIGNIFICANTLY MORE LEVERAGE THAN WAMU
-------------------------------------------------------------------------------
($ in millions)

                                                                                                   At December 31,
                                                                                   ------------------------------------------------
                                                            Initial Balance
                                                                Sheet(a)                1997E           1998E           1999E
                                                           -----------------       --------------   --------------   -------------

WASHINGTON MUTUAL -- "PRUDENT LEVERAGE"(b)
        Tangible Assets(c)                                      $87,007(d)              $95,220         $104,742        $115,216
        Tangible Common Equity                                    4,291                   4,671            5,636           6,810

        Tangible Common/Tangible Assets                            4.93%                   4.91%            5.38%           5.91%

AHMANSON PROPOSAL -- "A LEVERAGED BUYOUT"(e)
        Tangible Assets(f)                                      $92,588                 $93,514         $ 97,254        $101,145
        Tangible Common Equity                                    3,453                   3,388            2,830           2,802

        Tangible Common/Tangible Assets                            3.73%                   3.62%            2.91%           2.77%

        Ahmanson Tangible Equity Required to
                Equal Washington Mutual's Ratio                 $ 4,566                 $ 4,587         $  5,233        $  5,978

        Change from Ahmanson's Base                               1,113                   1,199            2,403           3,176

(a) Data for Washington Mutual is pro forma at December 31, 1996. Data for Ahmanson is projected pro forma at September 30, 1997 (assumed closing date).
(b) Based on data presented in or underlying Washington Mutual's S-4 Registration Statement dated March 13, 1997 and March 6, 1997 analyst presentation. See appendix for further details.
(c) Assumes 10% annual growth rate, for illustrative purposes.
(d) As shown in Washington Mutual's S-4 registration statement dated March 13, 1997, grossed up for $443 million pre-tax restructuring reserve.
(e) Based on data presented in Ahmanson's S-4 registration statement dated February 18, 1997, as amended on March 18, 1997 and at Ahmanson's March 17, 1997 analyst presentation.
(f) Assumes 4% annual growth rate for illustrative purposes.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               40                  GREAT WESTERN [LOGO]

THE AHMANSON OFFER IS DILUTIVE THROUGH 1999
-------------------------------------------------------------------------------
($ in millions, except per share amounts)

                                                                                        Ahmanson's Assumptions Adjusted
                                                              Ahmanson's Assumptions(a)    for WAMU Capital Level(b)
                                                              -------------------------    -------------------------
                                                                 1998E         1999E          1998E         1999E
                                                              ----------     ----------    ----------     ----------
Pro Forma Net Income                                            $ 825         $ 951          $ 912         $1,085

Average Shares (millions)                                         264           240            306            299

Tangible Common Equity/Tangible Assets                           2.91%         2.77%          5.38%          5.91%

Ahmanson Stand-Alone EPS                                        $3.51(c)      $3.85(c)       $3.51(c)       $3.85(c)
Pro Forma EPS                                                    3.13          3.97           2.98           3.63

    Accretion/(Dilution)                                          (11)%           3%           (15)%           (6)%

Ahmanson Stand-Alone Cash EPS                                   $3.66(c)      $4.03(c)       $3.66(c)       $4.03(c)
Pro Forma Cash EPS                                               3.99          4.91           3.72           4.38

    Accretion/(Dilution)                                            9%           22%             2%             9%

(a) Based on data from Ahmanson's March 17, 1997 analyst presentation.
    Reflects estimates of the assumptions underlying Ahmanson's March 17, 1997 analyst presentation which have not been disclosed by Ahmanson.
(b) Tangible common equity ratio assumed to be equal to Washington Mutual's pro forma ratio. Share repurchases made at prices consistent with Ahmanson's March 19, 1997 press release (approximately 12.0x cash EPS). Assumes, for illustrative purposes only, that Ahmanson fully realizes its revised synergies. See appendix for further details.
(c) As implied by the March 17, 1997 analyst presentation.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                  41                GREAT WESTERN [LOGO]

THE AHMANSON OFFER IS DILUTIVE THROUGH 1999
--------------------------------------------------------------------------------

($ in millions, except per share amounts)

                                                                                        Ahmanson's Assumptions Adjusted
                                                Ahmanson's Assumptions(a)               to Reflect Original Synergies(b)
                                                -------------------------               --------------------------------
                                                  1998E          1999E                           1998E           1999E
                                                ---------       --------                        --------        --------

Pro Forma Net Income                             $825            $951                            $787            $887

Average Shares (millions)                         264             240                             263             238

Tangible Common Equity/Tangible Assets           2.91%           2.77%                           2.87%           2.67%

Ahmanson Stand-Alone EPS                        $3.51(c)        $3.85(c)                        $3.51(c)        $3.85(c)

Pro Forma EPS                                    3.13            3.97                            2.99            3.73

        Accretion/(Dilution)                      (11)%             3%                            (15)%            (3)%

Ahmanson Stand-Alone Cash EPS                   $3.66(c)        $4.03(c)                        $3.66(c)        $4.03(c)

Pro Forma Cash EPS                               3.99            4.91                            3.85            4.68

        Accretion/(Dilution)                        9%             22%                              5%             16%


(a) Based on data from Ahmanson's March 17, 1997 analyst presentation. Reflects estimates of the assumptions underlying Ahmanson's March 17, 1997 analyst presentation which have not been disclosed by Ahmanson.

(b) Assumes originally-announced synergies. Share repurchases made at prices consistent with Ahmanson's March 19, 1997 press release (approximately 12.0x cash EPS). See appendix for further details.

(c) As implied by the March 17, 1997 analyst presentation.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual               42                   GREAT WESTERN [LOGO]

THE AHMANSON OFFER IS DILUTIVE THROUGH 1999
-------------------------------------------------------------------------------
($ in millions, except per share amounts)

                                                              Ahmanson's Assumptions(a)    Reasonable Assumptions(b)
                                                              -------------------------    -------------------------
                                                                 1998E         1999E          1998E         1999E
                                                              ----------     ----------    ----------     ----------

Pro Forma Net Income                                            $ 825         $ 951          $ 877        $1,025

Average Shares (millions)                                         264           240            306           300

Tangible Common Equity/Tangible Assets                           2.91%         2.77%          5.38%         5.91%

Ahmanson Stand-Alone EPS                                        $3.51(c)      $3.85(c)       $3.51(c)      $3.85(c)
Pro Forma EPS                                                    3.13          3.97           2.86          3.41

    Accretion/(Dilution)                                          (11)%           3%           (19)%         (11)%

Ahmanson Stand-Alone Cash EPS                                   $3.66(c)       4.03(c)       $3.66(c)      $4.03(c)
Pro Forma Cash EPS                                               3.99          4.91           3.60          4.16

    Accretion/(Dilution)                                            9%           22%            (2)%           3%

(a) Based on data from Ahmanson's March 17, 1997 analyst presentation. Reflects estimates of the assumptions underlying Ahmanson's March 17, 1997 analyst presentation which have not been disclosed by Ahmanson.
(b) Tangible common equity ratio equal to Washington Mutual's pro forma ratio. Assumes originally-announced synergies. Share repurchases made at prices consistent with Ahmanson's March 19, 1997 press release (approximately 12.0x cash EPS). See appendix for further details.
(c) As implied by the March 17, 1997 analyst presentation.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                 43                GREAT WESTERN [LOGO]

WAMU'S COST SAVINGS ARE DUE DILIGENCED --
AHMANSON'S ARE AGGRESSIVE AND ESCALATING
--------------------------------------------------------------------------------

($ in millions)


                                AHM             WAMU            AHM
                             PROJECTED        PROJECTED      EXCESS OVER
                             SAVINGS(a)       SAVINGS(b)        WAMU
                             ----------       ----------     -----------

Administration/Operations       $167             $161             $  6

Lending/Servicing                 81               69               12

Retail Banking                   144               99               45

Subsidiaries                      12               11                1
                                ----             ----             ----

        Itemized Cost Savings   $404             $340             $ 64

Additional Savings(c)             50               --               50
                                ----             ----             ----

        Total                   $454             $340             $114
                                ====             ====             ====


(a) From February 18, 1997 analyst presentation
(b) From Form S-4 filed on March 13, 1997
(c) From March 17, 1997 analyst presentation
--------------------------------------------------------------------------------

[LOGO]  Washington Mutual                                   GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------



                                  The WAMU/GWF

                                 Combination Is

                             Significantly Stronger


--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                    GREAT WESTERN [LOGO]

Stronger Capital/Asset Quality -
Long Term Drag on AHM Earnings
--------------------------------------------------------------------------------

                                                WAMU/GWF                AHM/GWF
                                                 Merger                 Proposal
--------------------------------------------------------------------------------
Tangible Common Equity to Assets                4.59%(a)                3.73%(b)

Intangibles to Total Equity                        9 (a)                  56 (b)


NPA's to Assets(c)                              0.92%                   1.35%

Reserves to NPL's(c)(d)                          134                      84

High Risk Real Estate Loans to Loans(e)           11                      22


Tangible Common Equity to Assets
  With Equal Reserve to NPL Coverage            4.59%(a)                3.43%(b)

------------
(a) At December 31, 1996. Reflects $318 million in after-tax restructuring charges.
(b) Projected at September 30, 1997E based on Ahmanson's February 18, 1997 analyst presentation. Reflects revised $454 million estimate of pre-tax restructuring charges, taxed at an assumed 40% rate.
(c)  At December 31, 1996. NPL and NPA ratios exclude restructured loans.
(d)  Reflects $100 million increase in loan loss reserves.
(e) At September 30, 1996 for Ahmanson; at December 31, 1996 for Washington Mutual and Great Western. Includes construction, multi-family, commercial real estate and land loans and REO/REI. Loans include REO/REI.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                46                  GREAT WESTERN [LOGO]

Better Operating Performance(a)
--------------------------------------------------------------------------------
($ in millions)

                                              WAMU/GWF                AHM/GWF
                                               Merger                 Proposal
--------------------------------------------------------------------------------
Net Income                                    $1,497                  $  951
Cash Flow                                      1,556                   1,177

Return on Assets                                1.35%(b)                0.91%(c)
Return on Common Equity                         23.1                    12.3

Cash Return on Tangible Common                  25.1%                   41.8%
Cash Return on Tangible Common -
  Equal Leverage(d)                             25.1%                   23.4%


(a) Results are for 1999 as presented in Washington Mutual's S-4 registration statement dated March 13, 1997 and Ahmanson's February 18, 1997 and March 17, 1997 analyst presentations.
(b)  Assumes 10% asset growth rate, for illustrative purposes.
(c)  Assumes 4% asset growth rate, for illustrative purposes.
(d) Assumes Ahmanson's tangible common equity to tangible assets ratio increases to 5.91% (equal to Washington Mutual's) in 1999.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                47                  GREAT WESTERN [LOGO]

                     FASTER PROJECTED PRO FORMA EPS GROWTH
-------------------------------------------------------------------------------

                                  [Bar Graph]

                                    WAMU/GWF
                                                               EPS Accretion/
                                   CAGR = 32%         EPS        (Dilution)
                                                     -----         -----
                      1997E..........................$3.40
                      1998E..........................$4.81           5%
                      1999E..........................$5.90          15%



                                  [Bar Graph]

                              AHM/GWF -- Ahmanson
                                  Assumptions


                                   CAGR = 22%
                                                               EPS Accretion/
                                                      EPS        (Dilution)
                                                     -----         -----
                      1997E..........................$2.68(b)
                      1998E..........................$3.13         (11)%
                      1999E..........................$3.97           3 %




                                  [Bar Graph]

                             AHM/GWF -- Reasonable
                                Assumptions (a)

                                   CAGR = 18%
                                                               EPS Accretion/
                                                      EPS        (Dilution)
                                                     -----         -----
                      1997E..........................$2.47(b)
                      1998E..........................$2.86         (19)%
                      1999E..........................$3.41         (11)%



(a) Adjusted to reflect leverage consistent with Washington Mutual and originally announced synergies. See appendix for further details.

(b) Estimated based on First Call mean estimates and Ahmanson's March 17, 1997 analyst presentation.

-------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

            FASTER PROJECTED GROWTH IN TANGIBLE BOOK VALUE PER SHARE
-------------------------------------------------------------------------------

                                  [Bar Graph]

                                    WAMU/GWF

                                   CAGR = 16%

                      1996...........................$18.17
                      1997E..........................$19.28
                      1998E..........................$23.27
                      1999E..........................$28.11




                                  [Bar Graph]

                              AHM/GWF -- Ahmanson
                                  Assumptions


                                   CAGR = (7)%

                      1996...........................$16.07
                      1997E..........................$12.73(b)
                      1998E..........................$12.04
                      1999E..........................$12.85




                                  [Bar Graph]

                             AHM/GWF -- Reasonable
                                Assumptions (a)

                                   CAGR = 9%

                      1996...........................$16.07
                      1997E..........................$15.48(b)
                      1998E..........................$18.05
                      1999E..........................$21.00


(a) Adjusted to reflect leverage consistent with Washington Mutual. Assumes originally announced synergies. See appendix for further details.
(b) Estimated based on First Call mean estimates and Ahmanson's March 17, 1997 analyst presentation.

-------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------

                              THE WAMU TRANSACTION
                                IS THE BEST FOR
                                GWF SHAREHOLDERS

--------------------------------------------------------------------------------

[LOGO]  Washington Mutual                                  GREAT WESTERN [LOGO]

EPS PER GWF SHARE
--------------------------------------------------------------------------------

                                                                          AHM/GWF Proposal --
                                    GWF      WAMU/    -----------------------------------------------------------------
                                  Stand-      GWF       Ahmanson     WAMU Capital     Original            Reasonable
                                   Alone    Merger    Assumptions      Level(a)     Synergies(c)        Assumptions(d)
                                  ------    ------    -----------    -----------    ------------        --------------
Exchange Ratio                        --     0.90x        1.20x         1.20x          1.20x                1.20x

1998E GAAP EPS per GWF Share       $3.09     $4.33        $3.76         $3.58         $3.59                $3.43
  Percent Change(b)                            40%          22%           16%           16%                  11%

1999E GAAP EPS per GWF Share       $3.40     $5.31        $4.76         $4.36         $4.48                $4.09
  Percent Change(b)                            56%          40%           28%           32%                  20%

1998E Cash EPS per GWF Share       $3.35     $4.56        $4.79         $4.46         $4.62                $4.32
  Percent Change(b)                            36%          43%           33%           38%                  29%

1999E Cash EPS per GWF Share       $3.66     $5.55        $5.89         $5.26         $5.62                $4.99
  Percent Change(b)                            51%          61%           44%           54%                  36%

Source: Prospective buyers' respective presentations to analysts.
(a) Tangible common equity ratio equal to Washington Mutual's pro forma ratio. Share repurchases made at prices consistent with Ahmanson's March 19, 1997 press release (approximately 12.0x cash EPS). Assumes, for illustrative purposes, that Ahmanson fully realizes its revised synergies. See appendix for further details.
(b) Relative to First Call mean estimates for 1998. 1999 assumes 10% EPS growth over 1998 First Call mean estimate. Cash EPS figures add back intangible amortization.
(c) Assumes originally announced synergies. Share repurchases made at prices consistent with Ahmanson's March 19, 1997 press release (approximately 12.0x cash EPS). See appendix for further details.
(d) Same assumptions as for previous two columns (combined).

--------------------------------------------------------------------------------
[LOGO]  Washington Mutual              51                  GREAT WESTERN [LOGO]

--------------------------------------------------------------------------------



                             WAMU'S TRACK RECORD IS

                             SUPERIOR IN EVERY WAY




--------------------------------------------------------------------------------

[LOGO] Washington Mutual                                    GREAT WESTERN [LOGO]

SENIOR MANAGEMENT WITH MORE EXPERIENCE
--------------------------------------------------------------------------------

Name                               Position                               Tenure
----                               --------                               ------
Washington Mutual

Kerry K. Killinger         Chairman, President & CEO                    14 years

S. Liane Wilson            EVP, Corporate Operations                    12 years

Lee D. Lannoye             EVP, Corporate Administration & Credit        9 years

Deanna Oppenheimer         EVP, Corporate Marketing & Consumer Bank
                              Distribution                              12 years

William A. Longbrake(a)    EVP & CFO                                    15 years

Craig E. Tall              EVP, Corporate Development & Commercial
                              Banking                                   12 years

H.F. Ahmanson
Charles R. Rinehart        Chairman & CEO                                8 years

Bruce G. Willison          President & COO                               1 year

Kevin M. Twomey            Senior EVP and CFO                            4 years

Anne-Drue M. Anderson      EVP, Treasurer                                4 years

Carl Forsythe              EVP, Director of Personal Financial
                              Services                                   1 year

Madeleine A. Kleiner       EVP, General Counsel & Secretary              2 years

E. Nancy Markle            EVP                                           3 years


(a) Includes time served as CFO of the FDIC from March, 1995 to September, 1996.

--------------------------------------------------------------------------------
[LOGO]Washington Mutual                    53                GREAT WESTERN[LOGO]

GREATER ACQUISITION EXPERIENCE
--------------------------------------------------------------------------------


                                                               AGGREGATE
ANNOUNCEMENT                                    TYPE OF      CONSIDERATION    CONSIDERATION/       TYPE OF         IN MARKET/
   DATE                  TARGET               ACQUISITION       ($MM)           MARKET CAP      CONSIDERATION   MARKET EXTENSION
------------             ------               -----------    -------------    --------------    -------------   ----------------
WASHINGTON MUTUAL(a)
  09/96                  United Western         Whole           $   80                  3%           Cash           In Market
  06/96                  Keystone Holdings      Whole            1,647                 77            Stock          Extension
  03/96                  Utah Federal           Whole               15                  1            Stock          In Market
  10/95                  Western Bank           Whole              177                 10            Stock          Extension
  06/95                  Enterprise Bank(b)     Whole               24                  2            Stock          Extension
  07/94                  Olympus Capital        Whole               48                  4            Stock          Extension
  06/94                  Summit Bancorp         Whole               26                  2            Stock          In Market
  10/92                  Pacific First Bank     Whole              663                 81            Cash           In Market/
                                                                                                                    Extension
  08/92                  Pioneer Savings        Whole              170                 24            Stock          In Market
  09/91                  GNW Financial          Whole               68                 13          49% Cash/        In Market
                                                                                                   51% Stock
  11/90                  VanFed                 Whole               23                 13            Cash           In Market

AHMANSON(a)
  03/96                  First Interstate       Branch          $  206                  7%           Cash           In Market
  02/95                  Household Bank         Branch              53                  3            Cash           In Market
  09/94                  Western Federal Bank    RTC                87                  4            Cash           In Market
  01/93                  HomeFed                 RTC              N.A.               N.A.            Cash           In Market
  03/92                  County Bank of
                          Santa Barbara          RTC                 4                  0            Cash           In Market
  01/91                  Coast Federal Bank     Branch              20                  1            Cash           In Market
  04/90                  Home Savings Bank      Whole              292                 17            Stock          In Market


(a) Includes only branch acquisitions with more than $200 million of deposits or 10 branches.
(b) Acquired remaining 90.1% interest that it did not already own.
--------------------------------------------------------------------------------

[LOGO]Washington Mutual                                     GREAT WESTERN [LOGO]

SUPERIOR TOTAL RETURNS
-------------------------------------------------------------------------------
COMPOUNDED ANNUAL TOTAL RETURN(a)

                                  [BAR GRAPH]

                                       WAMU            AHM
                                       ----            ---
                        1 Year          54%             27%
                        3 Years         26%             23%
                        5 Years         27%             18%
                        10 Years ...... 24%              9%

(a) Stock price appreciation plus reinvestment of dividends. As of the respective period ending December 31, 1996.
------------------------------------------------------------------------------
[LOGO] Washington Mutual               55                  GREAT WESTERN [LOGO]

HIGHER CAPITAL RATIOS/
FASTER TANGIBLE BOOK GROWTH(a)
------------------------------------------------------------------------------

                                  [BAR GRAPH]

                            Tangible Common Equity/
                               Tangible Assets(b)
                                (in percentages)
                                      WAMU       AHM
                                      ----     --------
                          1992 ....   6.1%      4.4%
                          1993 ....   4.6%      3.7%
                          1994 ....   4.7%      3.5%
                          1995 ....   5.5%      4.5%
                          1996 ....   4.8%      3.3%

                              Tangible Book Value/
                                     Share
                                  (in dollars)
                                      WAMU       AHM
                                      ----       ----
                          1992 ....   $13.91    $17.94
                          1993 ....   $13.54    $15.94
                          1994 ....   $14.74    $15.70
                          1995 ....   $18.39    $19.47
                          1996 ....   $18.17    $16.07

(a) Reflects numbers as originally reported
   (prior to restatement for pooling transactions).
(b) Excludes goodwill and other intangibles.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual               56                  GREAT WESTERN [LOGO]

LOWER LEVEL OF NPAs/
BETTER RESERVE COVERAGE(a)
------------------------------------------------------------------------------

                                  [BAR GRAPH]

                                Reserves/NPLs(b)
                                      WAMU(c)    AHM
                                      ------   --------
                          1992 ....    96%       24%
                          1993 ....   135%       50%
                          1994 ....   180%       50%
                          1995 ....   161%       43%
                          1996 ....   107%       50%

                        NPAs + Restructured Loans/Assets
                                      WAMU(c)    AHM
                                      ------     ----
                          1992 ....   1.52%      4.74%
                          1993 ....   0.75%      2.09%
                          1994 ....   0.49%      1.79%
                          1995 ....   0.51%      2.20%
                          1996 ....   0.99%      2.07%

(a) Reflects numbers as originally reported (prior to restatement for pooling transactions).
(b) NPLs including nonaccrual loans and restructured loans
(c) Impacted in 1996 by American Savings Bank

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               57                  GREAT WESTERN [LOGO]

MORE CONSISTENT/FASTER GROWING EPS
AND DIVIDENDS(a)
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                        RECURRING EPS(b)        DIVIDENDS PER SHARE
                         WAMU    AHM               WAMU    AHM
1992                     $1.84   $1.00             $0.33   $0.88
1993                     $2.30  -$1.73             $0.50   $0.88
1994                     $2.62   $1.38             $0.70   $0.88
1995                     $2.76   $1.47             $0.77   $0.88
1996                     $3.39   $1.90             $0.90   $0.88

(a) Reflects numbers as originally reported (prior to restatement for pooling transactions).

(b) Adjusted to exclude non-recurring items including gains on sales, restructuring charges, the SAIF recapitalization charge and one-time asset write-offs. 1993 and 1996 Ahmanson figures adjusted to reflect tax rate of 40.0%
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                58                 GREAT WESTERN [LOGO]

MORE CONSISTENT/FASTER GROWING NET INCOME(a)
--------------------------------------------------------------------------------
($ in millions)

                                  [BAR GRAPH]

                                           RECURRING NET INCOME
        RECURRING NET INCOME            ADJUSTED FOR CREDIT LOSSES(b)
          WAMU       AHM                      WAMU        AHM
1992  $ 90      $ 117                        $100        $417
1993   150       -203                         177         407
1994   173        190                         185         380
1995   192        180                         194         320
1996   401        232                         460         403

(a) Reflects numbers as originally reported (prior to restatement for pooling transactions). Adjusted to exclude non-recurring items including gains on sales, restructuring charges, the SAIF capitalization charge and one-time asset write-offs. 1993 and 1996 Ahmanson figures adjusted to reflect tax rate of 40.0%.

(b) Further adjusted to exclude provision for loan losses and real estate held for investment (REI) and sale (REO).
--------------------------------------------------------------------------------
[LOGO] Washington Mutual            59                     GREAT WESTERN [LOGO]

Fast Growing vs. Declining
Total Loan Originations
------------------------------------------------------------------------------
($ in billions)

                                  [Bar Graph]

                  WAMU                          Ahmanson
                  ----                          --------
           1994   $ 9.3                    1994    $10.3
           1995   $ 9.4                    1995    $ 6.4
           1996   $13.6                    1996    $ 5.5

------------------------------------------------------------------------------
[LOGO]  Washington Mutual                                 GREAT WESTERN [LOGO]

MORE "BANK-LIKE"/LOWER RISK
LOAN COMPOSITION
--------------------------------------------------------------------------------

                                  [PIE CHART]                  [PIE CHART]
                                WASHINGTON MUTUAL(a)            AHMANSON(b)
    Commercial                            1%                        > 1%
    Commercial Real Estate               12%                         34%
    Consumer                             11%                          2%
    1-4 Family Residential(c)            76%                         64%

(a) At December 31, 1996.

(b) At September 30, 1996.

(c) Includes residential and other construction.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

MORE "BANK-LIKE" DEPOSIT COMPOSITION
--------------------------------------------------------------------------------

                                  [PIE CHART]
                                                           [PIE CHART]
                        WASHINGTON MUTUAL(a)               AHMANSON(b)
                         ASB  WAMU  Total               FIB   AHM   Total

Total Term               37%   22%   59%                 2%   66%    68%
Total Savings + MMDA     11%   17%   28%                 2%   21%    23%
Total Checking            6%    7%   13%                 3%    6%     9%

(a) At December 31, 1996. Shaded areas represent deposits from the acquisition of American Savings Bank. Acquired deposits totaled $12.9 billion, or approximately 54% of current deposits.

(b) At September 30, 1996. Shaded areas represent deposits from the acquisition of 61 First Interstate branches. Data from analyst presentation on March 28, 1996. Acquired deposits totaled $2.5 billion, or approximately 7% of current deposits.
    ----------------------------------------------------------------------------
    [LOGO]Washington Mutual              62                 GREAT WESTERN [LOGO]

                               Ahmanson Will Have
                              Difficulty Executing



[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

INTEGRATION RISKS ARE VERY SUBSTANTIAL
WITH AN AHM/GWF COMBINATION
-------------------------------------------------------------------------------

- Elimination of Great Western name

- Hostile offer/antagonized employees

- Disruptive branch closures

  - Substantial deposit runoff

  - Customer losses

- Questionable systems capabilities

- Management integration experience

-------------------------------------------------------------------------------
[LOGO] Washington Mutual               64                  GREAT WESTERN [LOGO]

                                  Conclusions



[LOGO] Washington Mutual                                  GREAT WESTERN [LOGO]

Great Western's Strategic Alternatives
------------------------------------------------------------------------------
         WAMU Merger                                    AHM Proposal
---------------------------------           ----------------------------------
- Strong growth and profitability           - Mediocre operating performance
- Attractive earnings and EPS               - Cash EPS growth, reported EPS
  growth                                      dilution
- Transaction economics:                    - Transaction economics:
  - Realistic cost cuts                       - Cost cutting
  - Fee income opportunities                  - Aggressive stock buyback
  - Loan retention
- Strong, low risk balance sheet            - Weak, high risk balance sheet
- Low risk integration                      - High risk integration
- Flexible strategic alternatives           - Unclear exit strategies
- Strong insider ownership                  - Low insider ownership
  (discipline)
- Strong diversified currency               - Increased CA thrift exposure
------------------------------------------------------------------------------
[LOGO] Washington Mutual                                  GREAT WESTERN [LOGO]
                                       66

                            Washington Mutual, Inc.

[LOGO]                           Merger With                          [LOGO]

                      Great Western Financial Corporation

                          HIGH GROWTH CONSUMER BANKING

                                   March 1997

--------------------------------------------------------------------------------




                                    APPENDIX




--------------------------------------------------------------------------------
[LOGO] Washington Mutual                                    GREAT WESTERN [LOGO]

Strong Deposit Share in Attractive Markets(a)
--------------------------------------------------------------------------------



[BAR GRAPH]
                     California
-------------------------------------------------------------
BAC ..................................................  20.9%

WFC ..................................................  14.9%

WAMU/GWF .............................................   9.2%

AHM ..................................................   7.6%

UNBC .................................................   4.8%


[BAR GRAPH]
                     Washington
-------------------------------------------------------------
BAC ..................................................  22.8%

WAMU/GWF .............................................  15.4%

USBC .................................................  13.8%

KEY ..................................................  11.4%

WFC ..................................................   5.7%

Source: SNL Securities
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                 69                GREAT WESTERN [LOGO]

Strong Deposit Share in Attractive Markets(a)
--------------------------------------------------------------------------------



[BAR GRAPH]
                        Oregon
-------------------------------------------------------------
USBC .................................................  32.6%

WFC ..................................................  18.4%

WAMU/GWF .............................................  10.0%

BAC ..................................................   9.3%

KEY ..................................................   8.6%


[BAR GRAPH]
                         Florida
-------------------------------------------------------------
BBI ..................................................  19.2%

FTU ..................................................  17.1%

NB ...................................................  12.1%

STI ..................................................  10.4%

WAMU/GWF .............................................   4.0%

Source: SNL Securities
(a) June 30, 1996 deposit data updated for announced acquisitions through February 26, 1997
--------------------------------------------------------------------------------
[LOGO] Washington Mutual                  70                [GREAT WESTERN LOGO]

AHMANSON'S PROJECTED PRO FORMA FINANCIAL DATA(a)
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)        1997E(b)       1998E        1999E
--------------------------------------------------------------------------------------------------------

   Net Income Available to Common                                     $  414        $  825        $  951
   Intangible Amortization                                                69           226           226
                                                                      ------        ------        ------
   Projected Cash Earnings Available to Common                        $  483       $ 1,051        $1,177

   Projected GAAP EPS                                                 $ 2.68        $ 3.13        $ 3.97
      % Pick-Up / (Dilution)                                             (12)%         (11)%           3%
   Projected Cash EPS                                                 $ 3.13        $ 3.99        $ 4.91
      % Pick-Up / (Dilution)                                              (1)%           9%           22%

   Cash Generated to Buy Back Common                                  $  258        $  908        $  992
   Additional Borrowings to Fund Buyback(c)                               70           558            28
                                                                      ------        ------        ------
   Total Buyback                                                      $  328        $1,466        $1,020
   Average Shares                                                        154           264           240

   Beginning Shares                                                      115           279           248
   Shares Issued in Merger(d)                                            172             0             0
   Shares Repurchased(e)                                                   8            31            17
                                                                      ------        ------        ------
   Ending Shares                                                         279           248           231
   Average Shares                                                        154           264           240


(a)  All data derived from Ahmanson's March 17, 1997 analyst presentation.

(b)  Partially estimated based on First Call estimates.

(c) Derived based on March 19, 1997 press release indicating $2.8 billion in share repurchase. Pro forma shares based on number of Great Western shares at closing assumed by Ahmanson and average shares presented by Ahmanson in its February 18, 1997 analyst presentation. Adjusted for revised offer on March 17.

(d)  Assumes September 30, 1997 close.

(e)  Includes shares bought through additional borrowing.
--------------------------------------------------------------------------------
[LOGO] Washington Mutual               71                   GREAT WESTERN [LOGO]

AHMANSON'S OFFER -- Washington Mutual
                    Capital Level
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)        1997E          1998E          1999E
---------------------------------------------------------------------------------------------------------

Base Net Income Available to Common (a)                             $   414        $   825        $   951
Earnings on Additional Capital (b)                                        7             86            134
                                                                    -------        -------        -------

Revised Net Income to Common                                        $   421        $   912       $  1,085
Intangible Amortization (a)                                              69            226            226
                                                                    -------        -------        -------

Revised Cash Earnings Available to Common                           $   490        $ 1,137        $ 1,310

Projected GAAP EPS                                                  $  2.49        $  2.98        $  3.63
   % Pick-Up / (Dilution)                                               (18)%          (15)%           (6)%
Projected Cash EPS                                                  $  2.89        $  3.72        $  4.38
   % Pick-Up / (Dilution)                                                (8)%            2 %            9 %

Base Cash Generated to Buy Back Common (a)                          $   263        $   908        $   992
Change in Cash                                                            7             86            134
Additional Capital Required (c)                                      (1,147)          (683)          (796)
                                                                    -------        -------        -------
Revised Buy Back / (Issuance)                                       $  (878)        $  311        $   329

Beginning Shares                                                        115            309            302
Shares Issued in Merger @ October 1, 1997                               172              0              0
Shares Repurchased / (Issued)                                           (22)             7              6
                                                                    -------        -------        -------
Ending Shares                                                           309            302            296

Average Shares                                                          169            306            299
Calculated Share Repurchase Price (d)                               $ 39.38        $ 43.85        $ 53.50
   Multiple of Cash EPS                                                11.6x          11.8x          12.2x

Note: Tangible common equity ratio equal to WAMU's pro forma ratio. Share repurchases made at prices consistent with March 19, 1997 Ahamson press release (approximately 12.0x cash EPS).

(a)   Derived from Ahmanson's March 17, 1997 analyst presentation.
(b)   Assumes 8% earnings rate and 10% tax rate.
(c) Additional capital required to equal Washington Mutual's projected capital ratios.
(d) Assumes shares repurchased at a price equal to approximately 12.0x current year cash EPS (but in no event less than the current stock price).

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                   72                GREAT WESTERN[LOGO]

AHMANSON'S OFFER -- Original Synergies
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)        1997E          1998E          1999E
---------------------------------------------------------------------------------------------------------

Base Net Income Available to Common (a)                             $   411        $   787        $   887
Earnings on Additional Capital (b)                                        0              0              0
                                                                    -------        -------        -------

Revised Net Income to Common                                        $   411        $   787        $   887
Intangible Amortization (a)                                              69            226            226
                                                                    -------        -------        -------

Revised Cash Earnings Available to Common                           $   480        $ 1,013        $ 1,113

Projected GAAP EPS                                                  $  2.67        $  2.99        $  3.73
   % Pick-Up / (Dilution)                                               (12)%          (15)%           (3)%
Projected Cash EPS                                                  $  3.11        $  3.85        $  4.68
   % Pick-Up / (Dilution)                                                (1)%            5 %           16 %

Base Cash Generated to Buy Back Common (a)                          $   260        $   871        $   929
Change in Cash                                                            0              0              0
Additional Borrowing Required (c)                                        68            596             91
                                                                    -------        -------        -------
Revised Buy Back / (Issuance)                                       $   328        $ 1,467        $ 1,021

Beginning Shares                                                        115            279            247
Shares Issued in Merger @ October 1, 1997                               172              0              0
Shares Repurchased / (Issued)                                             8             32             18
                                                                    -------        -------        -------
Ending Shares                                                           279            247            229

Average Shares                                                          154            263            238

Calculated Share Repurchase Price (d)                               $ 41.78        $ 45.41        $ 57.11
   Multiple of Cash EPS                                                13.4x          11.8x          12.2x

Note: Cost savings as presented on February 18, 1997. No revenue enhancements. Share repurchases made at prices consistent with March 19, 1997 Ahmanson press release (approximately 12.0x cash EPS).

(a) Derived from Ahmanson's February 18 and March 17, 1997 analyst presentations.

(b)  Assumes 8% earnings rate and 40% tax rate.

(c) Additional borrowing required to fund buyback derived based on March 19, 1997 press release.

(d) Assumes shares repurchased at a price equal to approximately 12.0x current year cash EPS (but in no event less than the current stock price).

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                   73               GREAT WESTERN [LOGO]

AHMANSON'S OFFER --
REASONABLE ASSUMPTIONS
--------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)        1997E          1998E          1999E
---------------------------------------------------------------------------------------------------------

Base Net Income Available to Common (a)                             $   411        $   787        $   887
Earnings on Additional Capital (b)                                        7             87            137
                                                                    -------        -------        -------

Revised Net Income to Common                                        $   419        $   875        $ 1,025
Intangible Amortization (a)                                              69            226            226
                                                                    -------        -------        -------

Revised Cash Earnings Available to Common                           $   487        $ 1,101        $ 1,250

Projected GAAP EPS                                                  $  2.47        $  2.86        $  3.41
   % Pick-Up / (Dilution)                                               (19)%          (19)%          (11)%
Projected Cash EPS                                                  $  2.88        $  3.60        $  4.16
   % Pick-Up / (Dilution)                                                (9)%           (2)%            3 %

Base Cash Generated to Buy Back Common (a)                          $   260        $   871        $   929
Change in Cash                                                            7             87            137
Additional Capital Required (c)                                      (1,147)          (683)          (798)
                                                                    -------        -------        -------
Revised Buy Back / (Issuance)                                       $  (880)       $   274        $   268

Beginning Shares                                                        115            309            303
Shares Issued in Merger @ October 1, 1997                               172              0              0
Shares Repurchased / (Issued)                                           (22)             7              5
                                                                    -------        -------        -------
Ending Shares                                                           309            303            298

Average Shares                                                          169            306            300
Calculated Share Repurchase Price (d)                               $ 39.38        $ 42.39        $ 50.84
   Multiple of Cash EPS                                                13.7x          11.8x          12.2x

Note: Tangible common equity ratio equal to WAMU's pro forma ratio. Cost savings as presented on February 18, 1997. No revenue enhancements. Share repurchases made at prices consistent with Ahmanson's March 19, 1997 press release (approximately 12.0x cash EPS).

(a) Derived from Ahmanson's February 18 and March 17, 1997 analyst presentations. Includes effect of rollover of outstanding options.

(b)  Assumes 8% earnings rate and 40% tax rate.

(c) Additional capital required to equal Washington Mutual's projected capital ratios, shown net of additional borrowings made to fund share buyback.

(d) Assumes shares repurchased at a price equal to approximately 12.0x current year cash EPS (but in no event less than the current stock price).

--------------------------------------------------------------------------------
[LOGO] Washington Mutual                   74               GREAT WESTERN [LOGO]

Comparison of Capital Structures
-------------------------------------------------------------------------------

($ in millions, except per share amounts; shares in millions)
                                                                1997E           1998E           1999E
                                                             --------------------------------------------
  WAMU/GWF
    Tangible Assets(a)                                         $95,220        $104,742        $115,216
    Tangible Common Equity                                       4,671           5,636           6,810
    Ending Primary Shares                                          242             243             244
    Tangible Book Value per Share                              $ 19.28        $  23.17        $  27.91

  AHM/GWF -- AHMANSON ASSUMPTIONS
    Tangible Assets(b)                                         $93,514        $ 97,254        $101,145
    Tangible Common Equity                                       3,388           3,830           2,802
    Ending Primary Shares(c)                                       266             235             218
    Tangible Book Value per Share                              $ 12.73        $  12.04        $  12.85

  AHM/GWF -- REASONABLE ASSUMPTIONS
    Tangible Assets(b)                                         $93,514        $ 97,254        $101,145
    Tangible Common Equity(d)                                    4,587           5,233           5,978
    Ending Primary Shares(e)                                       296             289             285
    Tangible Book Value per Share                              $ 15.48        $  18.05        $  21.00


(a)  Assumed 10% annual growth rate for illustrative purposes.
(b)  Assumes 4% annual growth for illustrative purposes.
(c)  Based on February 18 and March 17, 1997 analyst presentations.
(d) Tangible common equity required to equal Washington Mutual tangible common equity ratio.
(e) Based on February 18 and March 17, 1997 analyst presentations. Adjusted to achieve WAMU's tangible common ratio.
-------------------------------------------------------------------------------
[LOGO] Washington Mutual                                   GREAT WESTERN [LOGO]

        Great Western Financial Corporation ("Great Western") and certain other persons named below may be deemed to be participants in the solicitation of proxies in connection with the merger of Great Western and a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual") pursuant to which each outstanding share of Great Western common stock would be converted into
0.9 shares of Washington Mutual common stock (the "Merger"). The participants in this solicitation may include the directors of Great Western (James F. Montgomery, John F. Maher, Dr. David Alexander, H. Frederick Christie, Stephen
E. Frank, John V. Giovenco, Firmin A. Gryp, Enrique Hernandez, Jr., Charles D. Miller, Dr. Alberta E. Siegel and Willis B. Wood, Jr.); the following executive officers of Great Western: J. Lance Erikson, Carl F. Geuther, Michael M. Pappas, A. William Schenck III, Ray W. Sims and Jaynie M. Studenmund; and the following other members of management of Great Western: Stephen F. Adams, Bruce
F. Antenberg, Barry R. Barkley, Ian D. Campbell, Charles Coleman, Allen D. Meadows and John A. Trotter (collectively, the "Great Western Participants"). As of the date of this communication, James F. Montgomery and John F. Maher beneficially owned 605,488 shares and 611,762 shares of Great Western common stock, respectively (including shares subject to stock options exercisable within 60 days). The remaining Great Western Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Great Western's equity securities.


        Great Western has retained Goldman, Sachs & Co. ("Goldman Sachs") and Merrill Lynch & Co. ("Merrill Lynch") to act as its financial advisors in connection with the Merger, as well as the merger proposal by H.F. Ahmanson & Company, for which they received and may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, Great Western has agreed to indemnify Goldman Sachs and Merrill Lynch and certain persons related to them against certain liabilities, including certain liabilities under the federal securities laws, arising out of their engagement. Each of Goldman Sachs and Merrill Lynch is an investment banking firm that provides a full range of financial services for institutional and individual clients. Neither Goldman Sachs nor Merrill Lynch admits that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that Schedule 14A requires the disclosure of certain information concerning Goldman Sachs and Merrill Lynch. In connection with Goldman Sachs' role as financial advisor to Great Western, Goldman Sachs and the following investment banking employees of Goldman Sachs may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Great Western: Joe Wender, John Mahoney, Andy Gordon, Todd Owens and Andrea Vittorelli. In connection with Merrill Lynch's role as financial advisor to Great Western, Merrill Lynch and the following investment banking employees of Merrill Lynch may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Great Western: Herb Lurie, Louis S. Wolfe, Paul Wetzel, Frank V. McMahon, John Esposito, Alex Sun, Christopher Del-Moral Niles and Kavita Gupta. In the normal course of their respective businesses Goldman Sachs and Merrill Lynch regularly buy and sell securities issued by Great Western and its affiliates ("Great Western Securities") and Washington Mutual and its affiliates ("Washington Mutual Securities") for its own account and for the accounts of its customers, which transactions may result from time to time in Goldman Sachs and its associates and Merrill Lynch and its associates having a net "long" or net "short" position in Great Western Securities, Washington Mutual Securities, or option contracts or other derivatives in or relating to Great Western Securities or Washington Mutual Securities.

        As of March 14, 1997, Goldman Sachs held positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 9,669 of Great Western's common shares; (ii) net "long" $1 million of Great Western's deposit notes; and (iii) net "long" 1,980 of Washington Mutual's preferred stock. As of March 14, 1997, Merrill Lynch had positions in Great Western Securities and Washington Mutual Securities as principal as follows: (i) net "long" 8,800 of Great Western's common shares;
(ii) net "long" 1,775 shares of Great Western's 8.30% cumulative perpetual preferred stock; and (iii) net "long" 1,527 of Washington Mutual's common shares.

        Other participants in the solicitation include Washington Mutual and may include the directors of Washington Mutual (Douglas P. Beighle, David Bounderman, Herbert M. Bridge, J. Taylor Crandall, Robert H. Eigsti, John W. Ellis, Daniel J. Evans, Anne V. Farrell, William P. Gerberding, Kerry K. Killinger, Samuel B. McKinney, Michael K. Murphy, Louis H. Pepper, William G. Reed, Jr. and James E. Stever); the following executive officers of Washington
Mutual: Lee D. Lannoye, William A. Longbrake, Deanna W. Oppenheimer, Craig E. Tall and S. Liane Wilson; and the following other members of management of Washington Mutual: Karen Christensen, JoAnn DeGrande, William Ehrlich, James B. Fitzgerald, Marc Kittner and Douglas G. Wisdorf (collectively, the "Washington Mutual Participants"). As of the date of this communication, David Bonderman, J. Taylor Crandall and Kerry K. Killinger beneficially owned 1,894,141 shares, 6,549,755 shares and 1,044,224 shares of Washington Mutual common stock, respectively. The remaining Washington Mutual Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Washington Mutual's equity securities. The Washington Mutual Participants do not beneficially own, individually or in the aggregate, in excess of 1% of Great Western's equity securities.

        Washington Mutual has retained Lehman Brothers Inc. ("Lehman Brothers") to act as its financial advisor in connection with the Merger for which it received and may receive substantial fees as well as reimbursement of reasonable out-of-pocket expenses. In addition, Washington Mutual has agreed to indemnify Lehman Brothers and certain persons related to it against certain liabilities, including certain liabilities under the federal securities laws, arising out of its engagement. Lehman Brothers is an investment banking firm that provides a full range of financial services for institutional and individual clients. Lehman Brothers does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the solicitation, or that Schedule 14A requires the disclosure of certain information concerning Lehman Brothers. In connection with Lehman Brothers' role as financial advisor to Washington Mutual, Lehman Brothers and the following investment banking employees of Lehman Brothers may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Washington Mutual and Great
Western: Steven B. Wolitzer, Philip R. Erlanger, Sanjiv Sobti, David J. Kim, Craig P. Sweeney and Daniel A. Trznadel. In the normal course of its business Lehman Brothers regularly buys and sells Washington Mutual Securities and Great Western Securities for its own account and for the account of its customers, which transactions may result from time to time in Lehman Brothers and its associates having a net "long" or net "short" position in Washington Mutual Securities, Great Western Securities, or option contracts or other derivatives in or relating to Washington Mutual Securities or Great Western Securities. As of March 14, 1997, Lehman Brothers had positions in Washington Mutual Securities and Great Western Securities as follows: (i) net "short" 124 of Washington Mutual's common shares; and (ii) net "short" 3,327 of Great Western's common shares.